UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 16, 2013
(Date of earliest event reported)

Warren Resources, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-33275	11-3024080
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1114 Avenue of the Americas, 34th Floor, New York, New York 10036

(Address of principal executive offices including Zip Code)

Registrant’s telephone number, including area code: (212) 697-9660

(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 16, 2013, Warren Resources, Inc. (“Warren”) entered into a First Amendment to the Second Amended and Restated Credit Agreement and First Amendment to the Amended and Restated Guaranty (the “First Amendment”) dated as of December 13, 2013 with Bank of Montreal, as Administrative Agent (the “Agent”), including the lenders that are parties thereto, and two of Warren’s wholly-owned subsidiaries, Warren Resources of California, Inc. and Warren E&P, Inc., as Guarantors (the “Credit Facility”).  The First Amendment, among other things, adds KeyBank National Association and Wells Fargo Bank, National Association, as additional lenders; and increases the Borrowing Base to $165 million from $145 million.

The Credit Facility, as amended, provides for a revolving credit facility up to the lesser of (i) $300 million, (ii) the Borrowing Base, or (iii) the Draw Limit requested by the Company.  The Credit Facility matures on December 15, 2016; is secured by substantially all of Warren’s oil and gas properties; and is guaranteed by the Guarantors. The remaining terms, conditions and provisions of the Credit Facility, including annual interest rates, covenants and maintenance of financial ratios, borrowing base redeterminations, default and remedies provisions, and other conditions and restrictions, remain the same and are not affected by the First Amendment.  The Credit Facility is used primarily for working capital, capital expenditures, repayment of outstanding debt, acquisitions and other general corporate purposes.

The foregoing description of the First Amendment is not complete and is qualified by reference to the full text of the First Amendment, which is attached hereto as an Exhibit 10.1 and incorporated herein by reference.

By including information regarding any of the matters described in this Item 1.01 in this Current Report, the Company does not hereby admit to or pass upon the materiality of such matters.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The description of the amendment to the Credit Agreement under Item 1.01 above is incorporated in this Item 2.03 by reference.

Item 7.01. Regulation FD Disclosure

On December 17, 2013, the Company issued a press release describing the closing of the First Amendment.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01. Financial Statement and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.1

First Amendment to Second Amended and Restated Credit Agreement and First Amendment to Amended and Restated Guaranty dated as of December 13, 2013 among Warren Resources, Inc., as Borrower, certain Subsidiaries of Borrower as Guarantors, Bank of Montreal, as Administrative Agent, as a Lender and the additional Lenders that are parties thereto.

99.1	Press Release dated December 17, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

December 17, 2013

WARREN RESOURCES, INC.
(Registrant)

By:	/s/ Stewart P. Skelly
Stewart P. Skelly
Vice President and Chief Financial Officer